Exhibit 99.1

Horizon Aircraft Reports Fiscal 2026 Fourth Quarter Results, Strengthens Balance Sheet to $78.3 Million, and Advances Full-Scale Cavorite X7 Development

TORONTO, July 16, 2026 - New Horizon Aircraft Ltd. (“Horizon Aircraft” or the “Company”) (NASDAQ: HOVR), an advanced aerospace company developing one of the first hybrid-electric Vertical Takeoff and Landing (VTOL) aircraft, today reported its financial and operational results for the fourth quarter of fiscal 2026 ending May 31, 2026.

Recent Highlights:

●	Strengthened balance sheet with $78.3 million in cash providing more than 24 months of liquidity to complete the full-scale demonstrator aircraft assembly and advance certification and manufacturing efforts;

●	Technical progress toward the full-scale aircraft continues, with the first full-scale prototype on track to begin initial testing in the first quarter of calendar 2027;

●	BETA Technologies’ advanced flight control computers will be used on the Cavorite X7. Through this partnership, BETA’s fly-by-wire (FBW) platform will provide precision, stability, safety and efficiency as the Company advances aircraft development, testing, and certification activities;

●	Full-scale prototype development continues to advance through strategic manufacturing partnerships with RAMPF Composite Solutions for the main fuselage and empennage structures, and North Aircraft Industries for Horizon Aircraft’s patented wing architecture;

●	Bolstered the leadership team with the appointment of Richard Alexander as Chief Engineer of Certified Programs and continued scaling engineering and certification capabilities. Headcount is expected to increase from 56 employees today to over 100 by summer 2027.

“This year marked a transformational period in which Horizon Aircraft moved from technology validation to full-scale aircraft development,” said Brandon Robinson, Co-Founder and CEO of Horizon Aircraft. “With our strong balance sheet, increasing strategic partnerships, and a technical team that is executing our development roadmap, I couldn’t be happier about the future.”

Management expects key upcoming milestones to include continued subsystem integration, advancement of the full-scale prototype build, expansion of the engineering organization, and ongoing engagement with certification authorities and strategic suppliers.

For more information, visit Horizon Aircraft’s website or watch its innovative technology in action on the Company’s YouTube channel. Information on Horizon Aircraft’s website does not constitute a part of and is not incorporated by reference into this press release.

Webcasted Earnings Call

New Horizon Aircraft will host a webcast and conference call on Thursday, July 16, 2026 at 8:30 a.m. Eastern Time to discuss its financial results and provide a business update. The webcast will feature a video presentation by Horizon Aircraft CEO Brandon Robinson and CFO Brian Merker, accompanied by supporting visual content.

Guests can join the live webcast on Horizon Aircraft’s investor relations website at https://ir.horizonaircraft.com/events-presentations or access an audio-only version by telephone at 888-506-0062 from North America and at 973-528-0011 from international numbers (Access Code: 442619). An archive of the earnings call will be available shortly after the call.

About Horizon Aircraft

Horizon Aircraft (NASDAQ: HOVR) is an advanced aerospace company that is developing one of the world’s first hybrid-electric VTOL (Vertical Take-Off and Landing) aircraft designed to fly most of its mission in traditional wing-borne flight, offering industry-leading speed, range, and operational utility. Horizon Aircraft’s unique designs put the mission first and prioritize safety and performance. Upon successful completion of testing and certification of its full-scale aircraft, Horizon Aircraft intends to scale unit production to meet expected demand from regional aircraft operators, emergency service providers, and military customers.

For further information, visit:

Website www.horizonaircraft.com
LinkedIn https://www.linkedin.com/company/horizon-aircraft-inc

For further information, contact:

Investors:

Kathryn Burns
ir@horizonaircraft.com

Media:

Edwina Frawley-Gangahar
EFG Media Relations
+44 7580 174672
edwina@efgmediarelations.com

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities laws (collectively, “forward-looking statements”). These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “aim,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “target,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements herein include, but are not limited to, statements relating to the targeted readiness of the full-scale hybrid Cavorite X7 eVTOL demonstrator aircraft for initial testing, development priorities and technical milestones; the Cavorite X7’s design specifications, anticipated operational parameters and projected performance, including assumptions regarding operating costs, fuel consumption, maintenance costs and utilization rates; funding and liquidity sufficiency and runway; certification and testing plans; and potential production, partnership, supply chain and market opportunities.

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) changes in the markets in which Horizon Aircraft competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (ii) the risk that Horizon Aircraft will need to raise additional capital to execute its business plans, which may not be available on acceptable terms or at all; (iii) the lack of useful financial information for an accurate estimate of future capital expenditures and future revenue; (iv) statements regarding Horizon Aircraft’s industry and market size; (v) financial condition and performance of Horizon Aircraft, including the condition, liquidity, results of operations, the products, the expected future performance and market opportunities of Horizon Aircraft; (vi) Horizon Aircraft’s ability to develop, certify, and manufacture an aircraft that meets its performance expectations; (vii) successful completion of testing and certification of Horizon Aircraft’s Cavorite X7 eVTOL; (viii) the targeted future production of Horizon Aircraft’s Cavorite X7 aircraft; and (ix) other factors detailed by us in the Company’s public filings with the SEC and under the Company’s profile on sedarplus.ca, including the disclosures under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2026, filed with the SEC and filed under the Company’s profile on sedarplus.ca on July 16, 2026. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made.

Readers are cautioned not to put undue reliance on forward-looking statements, and while the Company may elect to update these forward-looking statements at some point in the future, it assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by applicable law. Horizon Aircraft does not give any assurance that Horizon Aircraft will achieve its expectations.

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